SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                             FORM 8-K

                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                       February 7, 2018
                       Date of Report
              (Date of Earliest Event Reported)


                      BILLION HOLDING INC.
     (Exact Name of Registrant as Specified in its Charter)

             ORCHID GROVE ACQUISITION CORPORATION
                 (Former Name of Registrant)

 Delaware                000-55812                  82-1860132
(State or other    (Commission File Number)      (IRS Employer
jurisdiction 				       Identification No.)
of incorporation)

          11 Shanzhuang Rd., Xikeng, Henggang, Longgang,
                 Shenzhen, China 518000
     (Address of principal executive offices) (zip code)

                    +86 755 2555 3140
      (Registrant's telephone number, including area code

                 9545 Wilshire Boulevard
             Beverly Hills, California 90212
     (Former Address of Principal Executive Offices)

ITEM 3.02 Unregistered Sales of Equity Securities

     On February 8, 2018, Billion Holding Inc. (formerly Orchid Grove Acquisition Corporation. (the "Registrant" or the "Company") issued 6,000,000 shares of its common stock pursuant to Section 4(a)(2) of the Securities Act of 1933 at par representing 100% of the total outstanding 6,000,000 shares of common stock as follows:

          Ming Sang Chan      5,000,000
          Zilin Wang          1,000,000

    With the issuance of the stock and the redemption of 20,000,000 shares of stock (discussed below), the Company effected a change in its control and the new majority shareholder(s) elected new management of the Company. The Company may develop its business plan by future acquisitions or mergers but no agreements have been reached regarding any acquisition or other business combination. The Company changed its name as part of the change in control. If the Company makes any acquisitions, mergers or other business combination, the Company will file a Form 8-K but until such time the Company remains a shell company.

ITEM 5.01     Changes in Control of Registrant

    On February 7, 2018, the following events occurred which resulted in a change of control of the Registrant:

    1. The Registrant cancelled an aggregate of 20,000,000 of the then 20,000,000 shares of outstanding stock valued at par.

    2.   The then current officers and directors resigned.

    3.   New officer(s) and director(s) were appointed and elected.

    The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission on Form 10-12G filed on July 7, 2017as amended and supplemented by the information contained in this report.

    The Registrant has been formed to develop an e-commerce platform where manufacturers can test products and sell the products to directly to clients. Clients will be able to express opinions on the products and show demand for certain unobtainable products. The Company anticipates that it will begin its business with the sales of air and water purifiers. The Company believes it will provide an innovative platform for product testing and consumption. The Company anticipates it may effect its business plan through business combinations with operating companies or through internal development.

ITEM 5.02     Departure of Directors or Principal Officers;
              Election of Directors

    On February 7, 2018, the following events occurred:

         James M. Cassidy resigned as the Registrant's president, secretary and director.

         James McKillop resigned as the Registrant's vice president and director.

          Ming Sang Chan was named the sole officer and director of the
         Registrant:

    Ming Sang Chan serves as President, Secretary, Chief Financial Officer and the sole director of the Registrant. Since 2004, Mr. Chan has been the director of Yida Colour Printing Limited serving customers in China, Hong kong, Asia, Europe and North America. In 2008, Yida Colour Printing was awarded the "Foxconn Cup", the Shenzhen foreign investment enterprise sports games contribution award. In 2017, Mr. Chan founded the Shenzhen social network based Technology Development Co. Ltd. to create a resource sharing ecological circle, gathering a group of symbiotic enterprises and high-quality management personnel and a first-class design team for the formation of design, printing, postpress, product traceability and a business marketing platform all in one global service platform.

                    SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                             BILLION HOLDING INC.


Date: February 8, 2018         /s/ Ming Sang Chan
                                 Ming Sang Chan